EXHIBIT 21.1

LIST OF SUBSIDIARIES

STATE OR OTHER
JURISDITION OF
INCORPORATION OR
NAME OF SUBSIDIARY	ORGANIZATION

Abacus Park General Partner Ltd.	United Kingdom
AMAS Limited	United Kingdom
Anderson Wharf General Partner Ltd.	United Kingdom
Anderson Wharf Nominees Ltd.	United Kingdom
Beijing Jones Lang LaSalle Property Mgt. Services Ltd.	Beijing
CalEast Global Logistics, L.L.C.	United States
Caledonian LIC II (General Partner) Ltd.	United Kingdom
Chicago Medical Office, LLC	United States
CIN LaSalle Corporation	United States
CIN LaSalle Property Services (London) Ltd.	United Kingdom
CPPI Bridgewater Place	United Kingdom
Development Partnership No. 1 General Partner Ltd.	United Kingdom
Development Partnership No. 1 Nominees Ltd.	United Kingdom
Easter Development General Partner Ltd.	United Kingdom
EC Corporation	United States
Euro Industrial (GP) Limited	United Kingdom
GCT Venture, Inc.	United States
Guangzhou Jones Lang LaSalle Property Services Co. Ltd.	Guangzhou
I & G Opportunity Fund, LLC	United States
Imobilaria Jones Lang LaSalle Ltda.	Chile
Income Parking Corporation	United States
JLL 2003 Ltd.	United Kingdom
JLL 2002	United Kingdom
JLL Electronique Sarl	Luxembourg
JLL Financial Services Limited	Ireland
JLL Limited	Ireland
JLL Scottish II G.P., L.L.C.	United States
JLLINT, Inc.	United States
JLLRLD Pty. Ltd.	Australia
JLW (Mauritius) Pvt. Ltd.	Mauritius
JLW Jones Limited	United Kingdom
JLW Nominees Ltd.	United Kingdom
JLW Second Nominees Ltd.	United Kingdom
JLW Trustees Limited	United Kingdom
Jones Lang LaSalle (ACT) Pty. Ltd.	Australia
Jones Lang LaSalle (China) Ltd.	Hong Kong
Jones Lang LaSalle (NSW) Pty. Ltd.	Australia
Jones Lang LaSalle (Philippines), Inc.	Philipplines
Jones Lang LaSalle (Puerto Rico), Inc.	Puerto Rico
Jones Lang LaSalle (QLD) Pty. Ltd.	Australia
Jones Lang LaSalle (SA) Pty. Ltd.	Australia
Jones Lang LaSalle (Scotland) Ltd.	Scotland
Jones Lang LaSalle (TAS) Pty. Ltd.	Australia
Jones Lang LaSalle (Thailand) Ltd.	Thailand
Jones Lang LaSalle (VIC) Pty. Ltd.	Australia
Jones Lang LaSalle (WA) Pty. Ltd.	Australia
Jones Lang LaSalle AB	Sweden
Jones Lang LaSalle Administration GmbH	Germany
Jones Lang LaSalle Advisory Corporate Property Pty. Ltd.	Australia
Jones Lang LaSalle Advisory Corporate Property (VIC) Pty. Ltd.	Australia
Jones Lang LaSalle Advisory Ltd.	Thailand
Jones Lang LaSalle Advisory Services Ltd.	Australia
Jones Lang LaSalle Americas (Illinois), L.P.	United States
Jones Lang LaSalle Americas, Inc.	United States
Jones Lang LaSalle Asia Holdings Ltd.	Cook Islands
Jones Lang LaSalle Australia Pty. Ltd.	Australia
Jones Lang LaSalle B.V.	Netherlands
Jones Lang LaSalle Beihai Holdings, L.L.C.	United States
Jones Lang LaSalle Boston Construction, Limited Partnership	United States
Jones Lang LaSalle Capital Investments, Limited	United Kingdom
Jones Lang LaSalle Charities	United States
Jones Lang LaSalle Co-Investment, Inc.	United States
Jones Lang LaSalle Consel SAS	France
Jones Lang LaSalle Construction Company, Inc.	United States
Jones Lang LaSalle Construction Company, L.P.	United States
Jones Lang LaSalle Corporate Finance Ltd.	United Kingdom
Jones Lang LaSalle de Venezuela, SRL	Venezuela
Jones Lang LaSalle Electronic Commerce Holdings, Inc.	United States
Jones Lang LaSalle Espana SA	Spain
Jones Lang LaSalle Europe Limited	United Kingdom
Jones Lang LaSalle European Holdings Ltd.	United Kimgdom
Jones Lang LaSalle European Services Ltd.	United Kingdom
Jones Lang LaSalle Facilities K.K.	Japan
Jones Lang LaSalle Facility Management Service Ltd.	Hong Kong
Jones Lang LaSalle Finance BV	Netherlands
Jones Lang LaSalle Finance KFT	Hungary
Jones Lang LaSalle France SARL (LUXCO3)	Luxembourg
Jones Lang LaSalle France SNC (LUXCO4)	Luxembourg
Jones Lang LaSalle Germany GmbH	Germany
Jones Lang LaSalle Gestion SA	France
Jones Lang LaSalle Global Finance Luxembourg SARL	Luxembourg
Jones Lang LaSalle Global Finance UK Limited	United Kingdom
Jones Lang LaSalle Global Finance US, LLC	United States
Jones Lang LaSalle Global Holdings BV	Netherlands
Jones Lang LaSalle GmbH	Austria
Jones Lang LaSalle Group Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Guatemala Sociedad Anonima	Guatemala
Jones Lang LaSalle Holding SAS	France
Jones Lang LaSalle Holdings AB	Sweden
Jones Lang LaSalle Holdings KG	Germany
Jones Lang LaSalle Holdings Ltd.	New Zealand
Jones Lang LaSalle Holdings SARL (LUXCO1)	Luxembourg
Jones Lang LaSalle Holdings SARL (LUXCO2)	Luxembourg
Jones Lang LaSalle Holdings Y.K.	Japan
Jones Lang LaSalle Hotels (NSW) Pty. Ltd.	Australia
Jones Lang LaSalle Hotels (QLD) Pty. Ltd.	Australia
Jones Lang LaSalle Hotels (VIC) Pty. Ltd.	Australia
Jones Lang LaSalle Hotels Ltd.	Hong Kong
Jones Lang LaSalle I.P., Inc.	United States
Jones Lang LaSalle Insurance Services Ltd.	United Kingdom
Jones Lang LaSalle International AB	Sweden
Jones Lang LaSalle International, Inc.	United States
Jones Lang LaSalle Investment Consultants BV	Netherlands
Jones Lang LaSalle IP, Inc.	United States
Jones Lang LaSalle Israel Limited	Israel
Jones Lang LaSalle K.K.	Japan
Jones Lang LaSalle KFT	Hungary
Jones Lang LaSalle Laser Sarl	Luxembourg
Jones Lang LaSalle Limited	New Zealand
Jones Lang LaSalle Limited	United Kingdom
Jones Lang LaSalle Limited	Korea
Jones Lang LaSalle LLC	Russia
Jones Lang LaSalle Ltd.	Hong Kong
Jones Lang LaSalle Ltd.	Ireland
Jones Lang LaSalle Ltd.	Bahamas
Jones Lang LaSalle Ltda.	Brazil
Jones Lang LaSalle Ltda.	Colombia
Jones Lang LaSalle Ltda.	Bolivia
Jones Lang LaSalle Luxembourg Star Sarl	Luxembourg
Jones Lang LaSalle Management Ltd.	Thailand
Jones Lang LaSalle Mgmt. Service Pty. Ltd.	Australia
Jones Lang LaSalle Mgmt. Services Ltd.	Hong Kong
Jones Lang LaSalle Operations, L.L.C.	United States
Jones Lang LaSalle Pension Trustees	United Kingdom
Jones Lang LaSalle Principal, L.L.C.	United States
Jones Lang LaSalle Procurement Ltd.(f/k/a Compass Cayman)	Cayman Islands
Jones Lang LaSalle Project and Development Services BV	Netherlands
Jones Lang LaSalle Property Consultants (India) Pvt. Ltd.	India
Jones Lang LaSalle Property Consultants Pte. Ltd.	Singapore
Jones Lang LaSalle Property Fund Advisors Ltd.	Australia
Jones Lang LaSalle Property Management Pte. Ltd.	Singapore
Jones Lang LaSalle Property Management Services LLC	Turkey
Jones Lang LaSalle Property Management Services SARL	France
Jones Lang LaSalle Property Services (India) Pvt. Ltd.	India
Jones Lang LaSalle Real Estate Services Ltd.	Australia
Jones Lang LaSalle Real Estate Services, Inc.	Canada
Jones Lang LaSalle Regent Ltd.	United Kingdom
Jones Lang LaSalle Regional Services Ltd.	Hong Kong
Jones Lang LaSalle Research & Consultancy BV	Netherlands
Jones Lang LaSalle Resources Ltd.	United Kingdom
Jones Lang LaSalle S de R.L.	Panama
Jones Lang LaSalle SA	France
Jones Lang LaSalle Sarl	Switzerland
Jones Lang LaSalle SEA Ltd.	Hong Kong
Jones Lang LaSalle Secs	Luxembourg
Jones Lang LaSalle Securities, L.L.C.	United States
Jones Lang LaSalle Services AB	Sweden
Jones Lang LaSalle Services B.V.	Netherlands
Jones Lang LaSalle Services GmbH	Germany
Jones Lang LaSalle Services Limited	United Kingdom
Jones Lang LaSalle Services SARL	Luxembourg
Jones Lang LaSalle Services SAS	France
Jones Lang LaSalle Services SPL	Romania
Jones Lang LaSalle Services Srl	Italy
Jones Lang LaSalle Services, Inc.	United States
Jones Lang LaSalle Sociedad Comercial de Responsabilidad Limitada	Peru
Jones Lang LaSalle Sociedad de mediacao	Portugal
Jones Lang LaSalle Sociedad de Responsibilidad Limidata	Argentina
Jones Lang LaSalle South Africa Proprietary Ltd.	South Africa
Jones Lang LaSalle SpA	Italy
Jones Lang LaSalle SPRL	Belgium
Jones Lang LaSalle Spzoo	Poland
Jones Lang LaSalle SRL	Romania
Jones Lang LaSalle SRL	Paraguay
Jones Lang LaSalle SRL	Uruguay
Jones Lang LaSalle SRL	Argentina
Jones Lang LaSalle Stockholder, Inc.	United States
Jones Lang LaSalle Strata Mgt. Pty. Ltd.	Australia
Jones Lang LaSalle Structured Investment Management Ltd.	Australia
Jones Lang LaSalle Surveyors (Shanghai) Co. Ltd.	Shanghai
Jones Lang LaSalle Taiwan Limited	Taiwan
Jones Lang LaSalle Trinidad Ltd.	Trinidad
Jones Lang LaSalle UK FC	United Kingdom
Jones Lang LaSalle UK Hanover	United Kingdom
Jones Lang LaSalle Vastgoed Adviseurs BV	Netherlands
Jones Lang LaSalle Vastgoed Management B.V.	Netherlands
Jones Lang LaSalle Vastgoed Taxaties BV	Netherlands
Jones Lang LaSalle-CIEC Co. Ltd.	China
Jones Lang Wootton Ltd.	United Kingdom
Jones Lang Wootton Property Management Services	Ireland
Jones Lang LaSalle Resources Limited	United Kingdom
Land Building Management K.K.	Japan
LaSalle /Galleria Corporation	United States
LaSalle Asia Opportunity II Investors G.P., L.L.C.	United States
LaSalle Asia Recovery, L.L.C.	United States
LaSalle Beheer B.V.	Netherlands
LaSalle Blooms General Partner Ltd.	United Kingdom
LaSalle CalEast Tennessee, Inc.	United States
LaSalle Canada Advisors, Inc.	United Stats
LaSalle Co-Investment (General Partner) Limited	United Kingdom
LaSalle Co-Investment Management (General Partner) Ltd.	United Kingdom
LaSalle Co-Investment, L.L.C.	United States
LaSalle Co-Investment, L.P.	United States
LaSalle D’Andrea Ranch, Inc.	United States
LaSalle D’Andrea Ranch, L.P.	United States
LaSalle Direct General Prtner Ltd.	United Kingdom
LaSalle Direct Nominee Ltd.	United Kingdom
LaSalle Dutch Hotel, L.P.	United States
LaSalle Dutch Hotel, L.P. II	United States
LaSalle Euro Growth II Sarl	Luxembourg
LaSalle Euro Growth Zwei Beteilungs GmbH	Germany
LaSalle European Advisors, L.L.C.	United States
LaSalle European Investments, L.L.C.	United States
LaSalle French Fund II GP, L.L.C.	United States
LaSalle Fund Management B.V.	Netherlands
LaSalle German Income and Growth G.P., L.L.C.	United States
LaSalle German Retail Venture GP, L.L.C.	United States
LaSalle GmbH	Germany
LaSalle HEBV Limited Partnership	United States
LaSalle HEBV Limited Partnership II	United States
LaSalle HEBV, Inc.	United States
LaSalle Investment (Luxembourg) Sarl	Luxembourg
LaSalle Investment Limited Partnership II	United States
LaSalle Investment Limited Partnership II-A	United States
LaSalle Investment Management	Spain
LaSalle Investment Management	United Kingdom
LaSalle Investment Management	Canada
LaSalle Investment Management	Japan
LaSalle Investment Management (Canada), Inc.	Canada
LaSalle Investment Management (Securities), Inc.	United States
LaSalle Investment Management (Securities), L.P.	United States
LaSalle Investment Management (Securities), L.P.	United States
LaSalle Investment Management B.V.	Netherlands
LaSalle Investment Management Development Fund (General Partner) Ltd.	United Kingdom
LaSalle Investment Management Luxembourg SA	Luxembourg
LaSalle Investment Management Management Korea Limited	Korea
LaSalle Investment Management SAS	France
LaSalle Investment Management Securities B.V.	Netherlands
LaSalle Investment Management, Inc.	United States
LaSalle Investment Mgt. Asia Pte Ltd.	Singapore
LaSalle Kingwood, L.L.C.	United States
LaSalle LIF (Nominee Company) Ltd.	United Kingdom
LaSalle LIF (General Partner) Ltd.	United Kingdom
LaSalle Logistics GP, LLC	United States
LaSalle Medical Office Investments, L.L.C.	United States
LaSalle Mexico Advisors, Inc.	United States
LaSalle Mexico Holdings, L.P./Gestion LaSalle Mexico, SEC	Canada
LaSalle Opportunities SA	France
LaSalle Orlando Southwest, Inc.	United States
LaSalle Orlando Southwest, L.P.	United States
LaSalle Partners (Mauritius) Pty Ltd.	Mauritius
LaSalle Partners International	United Kingdom
LaSalle Partners S de R.L. de C.V.	Mexico
LaSalle Partners Services S de R.L. de C.V.	Mexico
LaSalle Student Housing, L.L.C.	United States
LaSalle Sun Investors, Inc.	United States
LaSalle Sun Investors, L.P.	United States
LaSalle U.S. Holdings, Inc.	United States
LaSalle U.S. Holdings, L.L.C.	United States
LaSalle UK Commercial Management Company Sarl	Luxembourg
LaSalle UK Venture	United Kingdom
LaSalle Wildwood, L.L.C.	United States
LaSalle/Galleria Limited Partnership	United States
LaSalogisique Sarl	France
LIC II (General Partner) Ltd.	United Kingdom
LIM Associates, L.L.C.	United States
LPI (Australia) Holdings Pty. Ltd.	Australia
Octane Ventures, L.L.C.	United States
Orchid Insurance Limited	Guernsey
PMR Pension Trustees Ltd.	United Kingdom
Precision Engineering Services Ltd.	Hong Kong
Premier Cleaning Service Ltd.	Hong Kong
Privilege Services Ltd.	Hong Kong
PT Jones Lang LaSalle	Indonesia
Red River GP, L.L.C.	United States
Red River Limited Partnership	United States
Residential Management Service Ltd.	Hong Kong
Richard Main and Company	United Kingdom
RIGF Limited Partnership	United States
RIGF, Inc.	United States
S&S PR One LLC	United States
S&S PR Two LLC	United States
Sovereign Asian Properties Inc.	Mauritius
Spaulding & Slye Acquisition Corp.	United States
Spaulding and Slye Federal Services LLC	United States
Spaulding and Slye LLC	United States
Thompson Calhoun Fair, L.L.C.	United States
Utrillo Ltd.	Ireland
West Dublín/Pleasanton Station Venture, Inc.	United States
Wonderment BV	Netherlands